UNITED STATES
SECURITIES ANE EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: May 16, 2003

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	51-0374887
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)
15501 NORTH DIAL BOULEVARD
SCOTTSDALE, ARIZONA	85260-1619
(Address of Principal Executive Offices)	(Zip Code)

     Registrant’s Telephone Number, including Area Code (480) 754-3425.

Table Of Contents

Item 7.  Exhibits

(c)	Exhibits

(99) Press Release of the Company dated May 15, 2003

Item 9.  Regulation FD Disclosure.

On May 15, 2003, Dial issued a press release announcing that The Dial Corporation’s CEO and CFO will present at the Goldman Sachs Global Consumer Products Conference 2003. The release also announced that Dial remains comfortable with the second quarter guidance. A copy of the press release is furnished herewith as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
May 16, 2003

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibits

(99)	Press Release of the Company dated May 15, 2003